UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21289

Birmiwal Investment Trust

(Exact name of registrant as specified in charter)

24140 E. Greystone Lane, Woodway, WA  98020

(Address of principal executive offices)       (Zip code)

Kailash Birmiwal

24140 E. Greystone Lane, Woodway, WA  98020

(Name and address of agent for service)

Registrant's telephone number, including area code: (206) 542-7652

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Birmiwal Oasis Fund

For Investors Seeking Capital Appreciation

ANNUAL REPORT

March 31, 2008

Birmiwal Investment Trust

www.birmiwal.com

1-800-417-5525

Birmiwal Oasis Fund

Annual Report

May 30, 2008

Dear Fellow Shareholders:

The Fund's performance during the calendar year 2007 was strong, it ranked second in its Morningstar category (Small Blend, 645 funds, source: Morningstar). Unlike the previous years, it missed the first place ranking. The Fund's total return in calendar year 2007 was 29.27% compared to 5.49% for the S&P 500.  For the fiscal year ending March 31, 2008, the Fund's total return was (2.12%) compared to (5.08%) for the S&P 500.  Although we had a difficult fiscal 2008 the Fund's annualized return since inception has been 37.41% compared to 11.30% for the S&P 500.  During the first half of the fiscal year the Fund was nearly at par with S&P 500, it outperformed the index in the third quarter helped by the stock CSIQ and rise in call option prices, and it underperformed the index in the fiscal year's fourth quarter as discussed below.

Because of sub-prime lending related issues and drop in housing prices, US stock markets were turbulent, and tumbled in the first quarter of 2008. World markets also reacted negatively. Many institutions suffered major losses when their highest rated investments in collateralized debt obligations turned out to be packaged risky deals. Your Fund also had poor performance during the first quarter of 2008. Contributing to its underperformance was sharp decline in the solar sector and in call option prices. During the quarter, investors ignored companies' fundamentals and fear had taken over.

It will take some time to understand the reasons behind the collapse of one of the largest investment banks, Bear Stearns, in a very short time and the overall turbulent market behavior of last year. Did naked shorting (also called selling counterfeit securities) play a role in the demise of Bear Stearns or in the market turbulence?

The Fund is invested in a Chinese company called LDK Solar that trades on the New York Stock Exchange. It is the world's second largest silicon wafer manufacturer. These wafers are used to make solar panels. The company is growing very rapidly in both sales and earnings. Polysilicon, a raw material used for making wafers has been in short supply and LDK Solar is now  establishing its own plant to produce polysilicon. The plant is expected to be one of the largest, if not the largest, poly plant in the world and LDK Solar is achieving this feat in a very short time. Because of the high demand, LDK Solar has received large orders to be delivered over many years from several established customers. Late last year, an ex-employee raised an issue about inventory and immediately after that a lot of counterfeit shares of LDK were sold depressing the stock price. Then a very negative article appeared in Barron's which even highlighted that LDK Solar’s stock price may go to zero. Several analysts started making negative comments about the company, SEC started investigating, and many class action lawsuits were filed against the company. (LDK Solar later proved that the inventory issue was false and SEC has dropped its investigation).  On one hand, I was reading very negative information about LDK in US media whereas in my own analysis, I was finding LDK to be an unbelievable growth story. What right do counterfeiters have to attempt to destroy any company, and in particular one of the fastest growing company in the world, LDK Solar?

Recently, I read an article, "The Story of Deep Capture" written by Mark Mitchell (www.deepcapture.com). Mark was an editor of the Columbia Journalism Review, the

2008 Annual Report  1

journal of Columbia School of Journalism (“CSJ”). CSJ is considered one of the best schools in the country, and they grant the Pulitzer Prize. It was very disturbing to read such an article and the circumstances under which Mark left his job. The story of LDK fits very well in Mark's article. It is my opinion that after reading the article, one has to be cautious of the US financial system until regulators take real corrective actions.

Thank you for your continued support and trust in us.

* Includes industry sectors that individually constitute no more than 4% of net assets.

  See Schedule of Investments for additional information.

2008 Annual Report  2

BIRMIWAL OASIS FUND (Unaudited)

PERFORMANCE INFORMATION

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED MARCH 31, 2008.

03/31/08 NAV $23.20

    Since

                                                     1 Year(A)         3 Years(A)         5 Years(A)        Inception(A)

Birmiwal Oasis Fund

     (2.12)%

   25.22%

   37.41%

                37.41%

S&P 500(B)

     (5.08)%

     5.85%

   11.30%

                11.30%

(A) 1 Year, 3 Year, 5 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The inception date of the Birmiwal Oasis Fund was April 1, 2003.

(B) The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.  RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-417-5525.

2008 Annual Report  3

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's website at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

Birmiwal Asset Management, Inc., the Fund’s Adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.birmiwal.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, contained on Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-417-5525). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing operating expenses consisting solely of a base management fee and a performance-based management fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on September 30, 2007 and held through March 31, 2008.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below  provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of  investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

                                                                                                                                       Expenses Paid

                                                                    Beginning                   Ending                     During the Period*

                                                                Account Value          Account Value              September 30, 2007

                                                September 30, 2007      March 31, 2008              to March 31, 2008

Actual                                   $1,000.00                    $932.31                            $19.42

Hypothetical                          $1,000.00                  $1,004.90                           $20.15

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 4.02%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period.)

2008 Annual Report  4

Birmiwal Oasis Fund

	Schedule of Investments
	March 31, 2008

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Agricultural Chemicals
508,178	Bodisen Biotech Inc. *	$ 370,970
1,000	Monsanto Co.	111,500
2,000	Mosaic Co. *	205,200
		687,670	3.61%

Agriculture Production - Livestock & Animal Specialties
8,965	Cal-Maine Foods Inc.	299,252	1.57%

Agricultural Production - Crops
51,450	Agria Corporation * **	429,607	2.25%

Computer Peripheral Equipment
1,000	RadiSys Corp. *	10,090	0.05%

Crude Petroleum & Natural Gas
1,000	ATP Oil & Gas Corp. *	32,720
1,000	PetroChina Co. Ltd. **	125,310
		158,030	0.83%

Farm Machinery & Equipment
1,000	Lindsay Corporation	102,470	0.54%

Gold and Silver Ores
210,000	Northgate Minerals Corp. *	669,900
60,000	Taseko Mines Ltd. *	306,000
1,000	Yamana Gold Inc. *	14,620
		990,520	5.19%

Grain Mill Products
17,000	AgFeed Industries, Inc. *	226,950	1.19%

Hotels & Motels
1,000	Melco PBL Entertainment (Macau) LTD. * **	11,380	0.06%

Laboratory Analytical Instruments
1,000	Bruker Corporation *	15,390	0.08%

Life Insurance
5,000	China Life Insurance Co. Ltd. **	260,300	1.36%

Metal Mining
55,000	Lundin Mining Corp. *	373,450	1.96%

Motor Vehicles & Passenger Car Bodies
1,000	Tata Motors Ltd. **	15,620	0.08%

Oil & Gas Field Exploration Services
14,000	OMNI Energy Services Corp. *	51,800	0.27%

Oil & Gas Field Services
1,000	Allis-Chalmers Energy, Inc. *	13,790
7,000	North American Energy Partners Inc. *	107,380
		121,170	0.64%

Pharmaceutical Preparations
90,000	Questcor Pharmaceuticals, Inc. *	370,800
16,000	ViroPharma Inc. *	143,040
		513,840	2.69%

Photographic Equipment & Supplies
33,500	IMAX Corporation *	233,495	1.22%

Retail - Apparel & Accessory Stores
2,000	Citi Trends *	36,900	0.19%

Retail - Catalog & Mail-Order Houses
3,000	Systemax Inc. *	36,180	0.19%

Retail - Eating & Drinking Places
1,000	Starbucks Corp. *	17,500	0.09%

Retail - Eating Places
1,000	Darden Restaurants Inc.	32,550	0.17%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

2008 Annual Report  5

Birmiwal Oasis Fund

	Schedule of Investments
	March 31, 2008

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS

Semiconductors & Related Devices
194,307	Actions Semiconductor Co., Ltd. * **	$ 577,092
1,000	Applied Materials Inc.	19,510
4,000	Canadian Solar Inc. *	83,600
27,430	LDK Solar Co.Ltd. * **	740,610
20,000	Leadis Technology Inc. *	38,600
102,800	Netlist Inc. *	150,088
1,000	OmniVision Technologies Inc. *	16,820
10,000	ReneSola Ltd. * **	113,600
		1,739,920	9.12%

Services - Advertising
1,000	Global Sources Ltd. *	14,850	0.08%

Services - Business Services
15,000	China Techfaith Wireless Communication Technology Ltd. * **	82,200
5,000	Kongzhong Corp. * **	21,650
2,000	Shanda Interactive Entertainment Ltd. * **	58,200
1,000	The9 Limited * **	20,500
3,000	WNS (Holdings) Ltd. * **	46,350
		228,900	1.20%

Services - Computer Integrated Systems Design
3,000	DealerTrack Holdings, Inc. *	60,660
1,000	Sapient Corp. *	6,960
		67,620	0.35%

Services - Computer Programming
8,000	DivX, Inc. *	56,000
1,000	Satyam Computer Services Ltd. **	22,590
3,000	Wipro Ltd. **	34,590
		113,180	0.59%

Services - Engineering Services
16,000	A-Power Energy Generation Systems, Ltd. *	242,400	1.27%

Services - Prepackaged Software
1,300	China Digital TV Holding Co., Ltd. * **	24,258
1,000	Microsoft Corp.	28,380
5,000	Smith Micro Software Inc. *	30,600
		83,238	0.44%

Special Industry Machinery, NEC
37,486	Amtech Systems Inc. *	451,331	2.38%

Telephone & Telegraph Apparatus
2,000	CIENA Corp. *	61,660
77,650	Qiao Xing Mobile Communication Co., Ltd. * **	466,677
124,084	Qiao Xing Universal Telephone Inc. * **	679,980
		1,208,317	6.34%

Telephone Communications (No Radiotelephone)
33,000	Mahanagar Telephone Nigam Ltd. **	163,020	0.86%

Wholesale - Drugs, Proprietaries & Druggists' Sundries
247,200	China Medicine Corporation *	563,616	2.95%

Total for Common Stock (Cost $13,091,645)		9,500,556	49.81%

CLOSED-END FUNDS
2,000	India Fund, Inc.	90,940
Total for Closed End Funds (Cost $109,907)		90,940	0.48%

EXCHANGE TRADED FUNDS
3,000	iPath MSCI India Index ETN *	197,610
7,000	UltraShort Basic Materials ProShares	276,220
1,000	UltraShort FTSE/Xinhua China 25 Proshares *	93,290
5,000	UltraShort Oil & Gas ProShares *	192,500
6,000	UltraShort QQQ ProShares +	298,200
Total for Exchange Traded Funds (Cost $1,091,803)		1,057,820	5.55%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

+ Portion or all of the security is held as collateral.

The accompanying notes are an integral part of the financial statements.

2008 Annual Report  6

Birmiwal Oasis Fund

	Schedule of Investments
	March 31, 2008

Shares/Principal Amount		Market Value	% of Net Assets

WARRANTS
59,700	Navios Maritime Holdings Inc. (expires 12-9-2008)	$ 274,620
exercise price @ 5.00
400,000	Phoenix India Acquisition Corp. * (expires 3-30-2011)	12,000
exercise price @ 5.00
80,000	Rhapsody Acquisition Corp. * (expires 10-2-2010)	172,000
exercise price @ 5.00
Total for Warrants (Cost $915,216)		458,620	2.40%

CALL OPTIONS	Shares Subject
Expiration Date/Exercise Price	to Call

Cal-Maine Foods Inc. *	20,000	13,000
April 2008 Calls @ 40.00

Cal-Maine Foods Inc. *	50,000	70,000
May 2008 Calls @ 40.00

Canadian Solar Inc. *	63,200	372,880
April 2008 Calls @ 15.00

Canadian Solar Inc. *	20,000	42,000
April 2008 Calls @ 20.00

Canadian Solar Inc. *	40,000	46,000
April 2008 Calls @ 22.50

Canadian Solar Inc. *	30,000	12,000
April 2008 Calls @ 25.00

Canadian Solar Inc. *	30,000	132,000
July 2008 Calls @ 20.00

Canadian Solar Inc. *	50,000	115,000
July 2008 Calls @ 25.00

Canadian Solar Inc. *	50,000	60,000
July 2008 Calls @ 30.00

Canadian Solar Inc. *	50,000	290,000
October 2008 Calls @ 20.00

LDK Solar Co.Ltd. * **	7,000	5,250
June 2008 Calls @ 45.00

LDK Solar Co.Ltd. * **	80,500	52,325
June 2008 Calls @ 50.00

LDK Solar Co.Ltd. * **	50,000	7,500
June 2008 Calls @ 65.00

LDK Solar Co.Ltd. * **	100,000	5,000
June 2008 Calls @ 70.00

LDK Solar Co.Ltd. * **	145,000	1,189,000
September 2008 Calls @ 25.00

LDK Solar Co.Ltd. * **	80,500	313,950
September 2008 Calls @ 35.00

LDK Solar Co.Ltd. * **	37,200	29,760
September 2008 Calls @ 65.00
Total (Premiums Paid - $3,227,116)		2,755,665	14.45%

Cash and Equivalents
5,214,242	Fidelity Governmental Fund 57 3.34% ***	5,214,242	27.34%
(Cost $5,214,242)

Total Investments Securities		19,077,843	100.02%
(Cost $23,649,929)

Liabilities In Excess of Other Assets		(3,962)	-0.02%

Net Assets		$ 19,073,881	100.00%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

*** Variable Rate Security; The Yield Rate shown represents

the rate at March 31, 2008.

The accompanying notes are an integral part of the financial statements.

2008 Annual Report  7

Birmiwal Oasis Fund

		Schedule of Securities Sold Short
		March 31, 2008

Shares/Principal Amount		Market Value

COMMON STOCKS
Semiconductors & Related Devices
1,000	First Solar, Inc.	$ 231,140

Total for Securities Sold Short (Proceeds $168,130)		$ 231,140	1.21%

The accompanying notes are an integral part of the financial statements.

2008 Annual Report  8

Birmiwal Oasis Fund

	Schedule of Written Options
	March 31, 2008

Underlying Security	Shares Subject	Market &
Expiration Date/Exercise Price	to Call	Fair Value

LDK Solar Co.Ltd. * **	5,000	25,500
September 2008 Calls @ 30.00
Total (Premiums Received - $34,455)		$ 25,500	0.13%

*Non-Income Producing Securities.

**ADR - American Depository Receipt.

The accompanying notes are an integral part of the financial statements.

2008 Annual Report  9

Birmiwal Oasis Fund

Statement of Assets and Liabilities
March 31, 2008

Assets:
Investment Securities at Market Value	$ 19,077,843
(Identified Cost - $23,649,929)
Cash Held at Custodian	2,319,194
Receivables:
Dividends and Interest	21,599
Receivable for Fund Shares Sold	23,882
Receivable for Securities Sold	1,291,500
Total Assets	22,734,018
Liabilities
Securities Sold Short, at Market Value (Proceeds - $168,130)	231,140
Call Options Written, at Market Value (Premiums Received - $34,455)	25,500
Due to Broker	1,983,040
Payable For Securities Purchased	1,364,549
Management Fees Payable
Base Management Fee Payable to Adviser	45,427
Performance Adjustment Payable to Adviser	10,481
Total Liabilities	3,660,137
Net Assets	$ 19,073,881
Net Assets Consist of:
Paid In Capital	24,124,525
Accumulated Undistributed Realized Gain (Loss)	(424,503)
Unrealized Depreciation in Value of Investments/Securities Sold Short,	(4,626,141)
Options Purchased, and Options Written Based on Identified Cost - Net
Net Assets, for 822,222 Shares Outstanding	$ 19,073,881
(Unlimited number of shares authorized)
Net Asset Value, Offering and Redemption Price
Per Share ($19,073,881/822,222 shares)	$ 23.20

Statement of Operations
For the fiscal year ended March 31, 2008

Investment Income:
Dividends (Net of foreign withholding tax and ADR fees of $13,198)	$ 57,770
Interest	301,675
Total Investment Income	359,445
Expenses: (Note 3)
Management Fees
Base Management Fees	615,442
Performance Adjustment	236,379
Interest Expense	53,498
Total Expenses	905,319

Net Investment Loss	(545,874)

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short,
Options Purchased & Options Written:
Net Realized Gain on Investments	4,213,878
Net Realized Loss on Securities Sold Short	(102,598)
Net Realized Loss on Options Purchased	(835,836)
Net Realized Gain on Options Written	458,023
Net Change In Unrealized Depreciation on Investments	(3,102,398)
Net Change In Unrealized Depreciation on Securities Sold Short	(56,230)
Net Change In Unrealized Appreciation on Options Written	8,955
Net Change In Unrealized Appreciation/(Depreciation) on Options Purchased	(480,185)
Net Realized and Unrealized Gain on Investments, Securities
Sold Short, Options Purchased & Options Written	103,609
Net Decrease in Net Assets from Operations	$ (442,265)

The accompanying notes are an integral part of the

financial statements.

2008 Annual Report  10

Birmiwal Oasis Fund

Statement of Changes in Net Assets
	4/1/2007	4/1/2006
	to	to
	3/31/2008	3/31/2007
From Operations:
Net Investment Loss	$ (545,874)	$ (627,049)
Net Realized Gain on Investments, Securities Sold Short,	3,733,467	6,617,148
Options Purchased and Written Options
Net Change In Unrealized Depreciation	(3,629,858)	(2,319,048)
Increase/(Decrease) in Net Assets from Operations	(442,265)	3,671,051
From Distributions to Shareholders:
Net Investment Income	0	0
Net Realized Gain from Security Transactions	(6,355,414)	(5,655,993)
Change in Net Assets from Distributions	(6,355,414)	(5,655,993)
From Capital Share Transactions:
Proceeds From Sale of Shares	643,510	1,855,974
Shares Issued on Reinvestment of Dividends	6,347,473	5,655,993
Cost of Shares Redeemed	(1,411,269)	(1,561,204)
Net Increase from Shareholder Activity	5,579,714	5,950,763

Net Increase/(Decrease) in Net Assets	(1,217,965)	3,965,821

Net Assets at Beginning of Period	20,291,846	16,326,025
Net Assets at End of Period (including accumulated	$19,073,881	$20,291,846
undistributed net investment income of $0 and $0, respectively)

Share Transactions:
Issued	22,214	51,072
Reinvested	223,660	178,930
Redeemed	(46,911)	(45,727)
Net Increase in Shares	198,963	184,275
Shares Outstanding Beginning of Period	623,259	438,984
Shares Outstanding End of Period	822,222	623,259

Financial Highlights
Selected data for a share outstanding throughout the period:	4/1/2007	4/1/2006	4/1/2005	4/1/2004	4/1/2003 *
	to	to	to	to	to
	3/31/2008	3/31/2007	3/31/2006	3/31/2005	3/31/2004
Net Asset Value -
Beginning of Period	$ 32.56	$ 37.19	$ 29.34	$ 35.65	$ 20.00
Net Investment Income/(Loss)**	(0.80)	(1.27)	(1.18)	(1.03)	(0.43)
Net Gains or Losses on Securities
(realized and unrealized) ***	2.05	9.26	18.15	2.86	24.15
Total from Investment Operations	1.25	7.99	16.97	1.83	23.72

Distributions (From Net Investment Income)	0.00	0.00	0.00	0.00	0.00
Distributions (From Capital Gains)	(10.61)	(12.62)	(9.12)	(8.14)	(8.07)
Total Distributions	(10.61)	(12.62)	(9.12)	(8.14)	(8.07)

Net Asset Value -
End of Period	$ 23.20	$ 32.56	$ 37.19	$ 29.34	$ 35.65

Total Return (a)	(2.12)%	22.51%	63.83%	9.99%	126.90%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	19,074	20,292	16,326	8,077	6,898

Before Waivers
Ratio of Expenses to Average Net Assets	4.28%	4.85%	4.70%	4.26%	2.90%
Ratio of Net Investment Loss to Average Net Assets	-2.58%	-3.46%	-3.50%	-3.72%	-2.68%

After Waivers
Ratio of Expenses to Average Net Assets	4.28%	4.85%	4.70%	4.26%	1.50%
Ratio of Net Investment Loss to Average Net Assets	-2.58%	-3.46%	-3.50%	-3.72%	-1.28%
Portfolio Turnover Rate	932.44%	688.12%	637.98%	1050.35%	1015.55%

* Commencement of Operations. ** Per share amounts were calculated using the average shares method.
*** Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the
Statement of Operations due to share transactions for the period.
(a) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the
Fund assuming reinvestment of all Fund distributions.

The accompanying notes are an integral part of these

financial statements.

2008 Annual Report  11

NOTES TO THE FINANCIAL STATEMENTS

BIRMIWAL OASIS FUND

March 31, 2008

1.) ORGANIZATION

Birmiwal Oasis Fund (the "Fund") is a non-diversified series of the Birmiwal Investment Trust (the "Trust"), an open-end investment company that commenced operations on April 1, 2003.  The Trust was organized in Ohio as a business trust on January 3, 2003. The Trust may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust.  Birmiwal Asset Management, Inc. is the adviser to the Fund (the "Adviser"). As of the close of business on January 30, 2006, the Fund closed to new investors and would not take additional purchases from existing investors, except shareholders of record on January 30, 2006 were able to continue to add to their existing accounts only through the reinvestment of dividends and/or capital gain distributions from shares owned, and trustees of the Fund, as well as directors, officers and employees of the Adviser, were permitted to continue to open new accounts and make additional purchases in existing accounts. As of August 1, 2006, the Fund has revised its policies with respect to permitted investments in the Fund to reflect the following: The Fund remained closed to new investors except for non-profit organizations. Existing shareholders can purchase additional shares either by making new investments in their existing account(s) and/or by opening new account(s). The total of such new investments will be limited to a maximum of $25,000 per calendar year per taxpayer identification number/social security number. Existing shareholders may also continue to add to their existing accounts through the reinvestment of dividends and/or capital gain distributions from shares owned and may continue to participate in the Automatic Investment Plan (AIP). Non-profit organizations qualifying under Section 501(c)(3) of the Internal Revenue Code can open new accounts subject to a maximum investment limit of $25,000 per calendar year per taxpayer identification number. Trustees of the Fund, as well as directors, officers and employees of the Adviser, may continue to open new accounts and make additional purchases in existing accounts. The Fund’s primary investment objective is to seek capital apreciation. Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION: Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to

2008 Annual Report  12

Notes to the Financial Statements - continued

be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

In September 2006, FASB issued Statement on Financial Accounting Standards (SFAS) No. 157 "Fair Value Measurements."  This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements.  SFAS No. 157 applies to fair value measurements already required or permitted by existing standards.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.  The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.  As of March 31, 2008, the Fund does not believe that the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

As of March 31, 2008, a portion of the Cash Held at Custodian and portfolio securities valued at $298,200 are restricted because they represent collateral for securities sold short, options written and amounts due to broker.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

FEDERAL INCOME TAXES: The Fund’s policy is to continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.  In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

Effective September 28, 2007 the Fund adopted Financial Accounting Standards Board (FASB)  Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”, a clarification of FASB Statement No. 109, “Accounting for Income Taxes”. FIN 48 establishes financial reporting rules reguarding recognition and measurement of tax positions taken or expected to be taken on a tax return. FIN 48 was applied to all open tax years as of the effective date. The adoption of FIN 48 had no impact on the Fund’s net assets or results of operations.

As of and during the period ended March 31, 2008, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund

2008 Annual Report  13

Notes to the Financial Statements - continued

did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities before 2004.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal year ended March 31, 2008, net investment loss of $545,874 was reclassified to accumulated undistributed net realized short-term gains.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

OTHER: The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) INVESTMENT ADVISORY AGREEMENT

The Fund has entered into an Investment Advisory Agreement with Birmiwal Asset Management, Inc.  (the "Adviser").  Under the terms of the Investment Advisory Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. The Adviser pays all operating expenses of the Fund, with the exception of taxes, borrowing expenses (such as (i) interest and (ii) dividend expenses on securities sold short), brokerage commissions, indirect expenses (such as the expenses of other investment companies in which the Fund may invest) and extraordinary expenses.

For its services and its agreement to pay the Fund’s operating expenses, the Adviser receives an annual variable performance-based management fee comprised of a base rate of 2.90% of the Fund's average daily net assets and a performance adjustment, which is in accordance with a rate schedule.  The performance adjustment increases or decreases the fee paid by the Fund to the Adviser based on the Fund's performance relative to the S&P 500 Index over the most recent 12-month period.  If the Fund's return for the period is within 2.00% (two percentage points) of the return on the S&P 500 Index, no adjustment is made.  If the difference between the performance of the Fund and the S&P 500 Index exceeds 2.00% (two percentage points), the performance adjustment is made at a rate that varies linearly with the difference between the Fund's performance and that of the S&P 500 Index.  The resulting performance adjustment rate can be as high as 2.40% if the Fund outperforms the S&P 500 Index by 14% (fourteen percentage points) or more, and as low as -2.40% if the Fund underperforms the S&P 500 Index by 14% (fourteen percentage points) or more.

For the fiscal year ended March 31, 2008, the Adviser earned base management fees totaling $615,442 and performance-based management fees totaling $236,379. At March 31, 2008, the Fund owed the Adviser management fees in the amount of $55,908, which consisted of base management fees of $45,427 and performance-based management fees of $10,481.

2008 Annual Report  14

Notes to the Financial Statements - continued

4.) RELATED PARTY TRANSACTIONS

Kailash Birmiwal, Ph.D. is the control person of the Adviser and also serves as a trustee/officer of the Fund. This individual receives benefits from the Adviser resulting from management  fees paid to the Adviser by the Fund.

The Trustees who are not interested persons of the Fund were paid a total of $5,000 in Trustee fees for the fiscal year ended March 31, 2008. Pursuant to the Investment Advisory Agreement, these fees are paid by the Adviser.

5.) CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares. Paid in capital at March 31, 2008 was $24,124,525 representing 822,222 shares outstanding.

6.) INVESTMENT TRANSACTIONS

For the fiscal year ended March 31, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $121,466,316 and $123,226,298, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For federal income tax purposes, the cost of total investment securities owned at March 31, 2008 was $24,269,190 and proceeds from short positions and written options amounted to $202,585. At March 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value), was as follows:

Appreciation                           (Depreciation)               Net Appreciation (Depreciation)

 $1,336,264                             ($6,581,666)                               ($5,245,402)

7.) CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2008, Kailash Birmiwal, Ph.D., the control person of the Adviser, held, in aggregate, approximately 67% of the Fund.

8.) WRITTEN OPTIONS

Transactions in written options during the fiscal year ended March 31, 2008 were as follows:

Number of

Premiums

 Contracts

  Received

Options outstanding at March 31, 2007

 0

$0

Options written

       3,725         $1,202,332

Options terminated in closing purchase transactions

                  (1,105)

              ($419,880)

Options expired

      (1,380)

  ($400,353)

Options exercised

      (1,190)

  ($347,644)

Options outstanding at March 31, 2008

50

     $34,455

9.) DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the fiscal year ended March 31, 2008 and the fiscal year ended March 31, 2007 were as follows:

Distributions paid from:

                                                              Year ended                       Year ended

                                   March 31, 2008                  March 31, 2007

      Ordinary Income:

                                      $               0

                           $                 0

Short-term Capital Gain

                              6,342,770

                      5,361,998

Long-term Capital Gain

                                   12,644                            293,995

                          $   6,355,414                    $   5,655,993

2008 Annual Report  15

Notes to the Financial Statements - continued

As of March 31, 2008, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Undistributed ordinary income                                                                    $       194,719

Undistributed long-term capital gain                                                                             39

Unrealized appreciation/(depreciation)                                                              (5,245,402)

                                                                                                               $   (5,050,644)

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and current year Post-October losses.

10.) AVERAGE BORROWINGS

Periodically, the Fund may seek to obtain loans from its brokers for the purpose of funding redemptions or purchasing securities up to the maximum amount that the Fund is permitted to borrow under the Investment Company Act of 1940 using the securities in its portfolio as collateral.  Interest is computed on the settled margin balance in the account.  The rate at which interest is charged on the settled margin balance may vary from the broker's base rate, depending on the amount of the settled debit balance in the account.  During the year ended March 31, 2008, the Fund had an average loan balance of $701,257 and paid an average interest rate of 8.94%.  As of March 31, 2008, there was an outstanding loan balance of $1,983,040.

2008 Annual Report  16

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy, Ste 1100

Certified Public Accountants

Westlake, Ohio 44145

Phone: (440) 835-8500

Fax: (440) 835-1093

www.cohenfund.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of Birmiwal Investment Trust

We have audited the accompanying statement of assets and liabilities of Birmiwal Investment Trust, comprising Birmiwal Oasis Fund (the "Fund"), including the schedules of investments, securities sold short and written options, as of March 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2008 by correspondence with the Fund's custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

May 30, 2008

2008 Annual Report  17

TRUSTEES AND OFFICERS - Unaudited

        The Board of Trustees supervises the business activities of the Trust.  The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee  dies, resigns, retires or is removed.  Officers hold office for one year and until their respective successors are chosen and qualified.  For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-417-5525. The trustees and officers of the Trust and their principal business activities during the past five years are:

Interested Trustees & Officers

Name, Address(1), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Kailash Birmiwal, Ph.D.(2) 1957 Lea R. Birmiwal, Ph.D. 1960	President, Treasurer, Chief Compliance Officer and Trustee Secretary	Since 2003 Since 2003	Managing personal assets (1994 to 2003). President of the Fund’s Adviser since 2003. Homemaker.	1 N/A	None None

(1) The address of each trustee and officer is c/o Birmiwal Investment Trust, 24140 E. Greystone Lane, Woodway, WA 98020.

(2) Kailash Birmiwal is considered an "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by virtue of his affiliation with the Adviser.

Independent Trustees

Name, Address(3), and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen By Trustee	Other Directorships Held By Trustee Or Officer
Rajendra K. Bordia, Ph.D. 1957 Hemant K. Gupta, Ph.D. 1958 Veera S. Karukonda 1957 Bal K. Sharma, Dr. 1953	Trustee Trustee Trustee Trustee	Since 2003 Since 2003 Since 2002 Since 2003

Professor, Department of Materials Science and Engineering, University of Washington (2003-Present). Chair (1998-2005), Associate Professor (1991-2003), Department of Materials Science and Engineering, University of Washington.

President of Gupta Inc., a Retail Corporation (1996-2006). Assistant Professor, University of Connecticut (1986-1998).

Signal Systems Engineer, City of Stamford, CT (2004-Present).  Civil Engineering Consultant (2003-2004).  Civil Engineer, City of Hartford, CT (1988-2003).

Administrator (Chief of Respiratory Division), V.A. Medical Center, North Chicago (1990-Present).

				1 1 1 1	None None None None

(3) The address of each trustee and officer is c/o Birmiwal Investment Trust, 24140 E. Greystone Lane, Woodway, WA 98020.

2008 Annual Report  18

Board of Trustees

Kailash Birmiwal, Ph. D.

Rajendra K. Bordia, Ph. D.

Hemant K. Gupta, Ph. D.

Veera S. Karukonda

Bal K. Sharma, Dr.

Investment Adviser

Birmiwal Asset Management, Inc.

24140 E. Greystone Lane

Woodway, WA 98020

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Dr., Ste 400

Broadview Hts, OH 44147

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH 45201

Fund Administrator

Premier Fund Solutions Inc.

480 N. Magnolia Avenue, Suite 103

El Cajon, CA 92020

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Independent Registered Public

Accounting Firm

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Ste 1100

Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Birmiwal Oasis Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Birmiwal Oasis Fund

24140 E. Greystone Lane

Woodway, WA 98020

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has made minor administrative changes and amended its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d)  The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 3/31/08	FYE 3/31/07
Audit Fees	$15,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$850	$700

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

Nature of All Other Fees: Review of Semi-Annual Report.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2)  None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)  The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant,  for the last two years.

Non-Audit Fees	FYE 3/31/08	FYE 3/31/07
Registrant	$3,350	$3,200
Registrant’s Investment Adviser	$0	$0

(h)  The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Filed herewith.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Birmiwal Investment Trust

By: /s/ Kailash Birmiwal

Kailash Birmiwal

President

Date:                       6-4-08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Kailash Birmiwal

Kailash Birmiwal

President

Date:                       6-4-08

By: /s/ Kailash Birmiwal

Kailash Birmiwal

Chief Financial Officer

Date:                       6-4-08